                                                                   Exhibit 23



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 33-80170 of Metatec International, Inc. on Form S-8 of our reports dated February 25, 1999, appearing and incorporated by reference in the Annual Report on Form 10-K of Metatec Corporation for the year ended December 31, 1998.


/s/ DELOITTE & TOUCHE LLP
-------------------------



DELOITTE & TOUCHE LLP

Columbus, Ohio

May 27, 1999